SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


Date of Report
(Date of earliest Event Reported):                            October 9, 2002


                            VICON FIBER OPTICS CORP.
             (exact name of registrant as specified in its charter)


         Delaware                    0-11057                   13-2615925
(State or other jurisdiction    (Commission title             (IRS Employer
     of incorporation                number)              identification number)
     or organization)


 90 Secor Lane, Pelham Manor, New York                          10803
(address of principal executive offices                       (zip code)


Registrant's telephone number including
area code                                                   (914) 738-5006

                    [LETTERHEAD OF VICON FIBER OPTICS CORP.]


FOR IMMEDIATE FILING AS AN 8-K FILING WITH THE SEC


Item 4. Change in Registrant's Certified Accountant

        Vicon Fiber Optics, Corp. Announces Change In Its Certifying Accountants


For Immediate Release

      Pelham Manner, New York, October 9, 2002--- Vicon Fiber Optics Corp. (OTC Bulletin Board, "VFOX") announced today that at a meeting of the Company's Audit Committee of the Board of Directors, held earlier today, the Committee determined to replace the Company's independent accountant , Todres & Company, LLP, ("Todres"), with the firm of Martin Weiselherg, CPA, LLP, effective immediately.

There are no disputed facts between the Company and Todres with regard to any work performed by Todres on behalf of the Company.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 9, 2002                                  Vicon Fiber Optics Corp.

                                             By /s/ Arthur W. Levine
                                                -------------------------
                                                    Arthur W. Levine
                                                    President